                              AGREEMENT NO. 311299

Moscow                                                         December 31, 1999

The present Agreement ("Agreement") is made this December 31, 1999 in Moscow by and between:

Limited Liability Company "TeleRoss" (hereinafter - "TeleRoss") incorporated under the law of the Russian Federation with its legal address at: Structure 2, Building 27/29, Smolenskaya-Sennaya Square, Moscow, 119121 Russian Federation, hereinafter referred to as "the Seller", on the one hand,

And

Open Joint Stock Company "KB Impuls" (hereinafter - "KB Impuls") incorporated under the law of the Russian Federation with the legal address at: Room 319, Structure 14, Building 10, 8th March Street, Moscow, 125083 Russian Federation, and Open Joint Stock Company "Vympel-Communications" (hereinafter - "VimpelCom") incorporated under the law of the Russian Federation with the legal address at:
Structure 14, Building 10, 8th March Street, Moscow, 125083 Russian Federation, hereinafter jointly referred to as "the Buyer", on the other hand,

hereinafter jointly referred to as "the Parties" and severally "a Party".

WHEREAS KB Impuls and VimpelCom, operating under licenses they have obtained, with copies of those licenses furnished to the Seller, and in accordance with the Law "On Communications" in the Russian Federation, provide cellular radiotelephony services and wish to avail of the telecommunications products and services of advanced digital network ("Products and Services") in order to provide the same to their subscribers;

WHEREAS TeleRoss, operating under license No. 11693 issued by the Russian Ministry of Communications for local and domestic long distance telephone services, offers the said telecommunications products and services of advanced digital networks and wishes to furnish the same to the Buyer;

NOW THEREFORE in consideration of mutual arrangements and agreed terms established herein, the Parties have agreed as follows:

                       ARTICLE 1. SUBJECT OF THE AGREEMENT
                         AND OBLIGATIONS OF THE PARTIES

SUBJECT OF THE AGREEMENT:

1.1. Rendering local, intercity and international communications services to the Buyer's subscribers through a system incorporating access facilities for the Buyer's subscribers and means of furnishing the Products and Services as described in this Agreement, including Appendix 1 hereto.

OBLIGATIONS OF THE PARTIES:

1.2. The Seller shall:

1.2.1. Make sure that the Products and Services as defined in

Appendix 1 hereto are provided for the telephone numbers indicated in Table 1 hereof, as connected for the Buyer in accordance with previous agreements, and for any telephone numbers that may be additionally connected for the Buyer hereunder, all such numbers jointly referred to as numbers connected for the Buyer hereunder.

Table 1

VIMPELCOM NUMBERS

----------------------------------------------------
From             To                 Amount

         7920000            7922599            2600
         7922700            7922999             300
         7924000            7924399             400
         7924500            7924999             500
         7926000            7926099             100
         7926200            7926499             300
         7926600            7927199             600
         7927300            7928099             800
         7928200            7928899             700
         7929100            7929799             700
         7951000            7951599             600
         7951700            7951999             300
         7952800            7952899             100
         7954000            7954399             400
         7954500            7954999             500
         7955100            7956699            1600
         7956800            7958299            1500
         7958500            7958699             200
         7958800            7959099             300
         7959200            7959999             800
         7960000            7960399             400
         7960500            7960599             100
         7960700            7961699            1000
         7961800            7962999            1200
         7963100            7964899            1800
         7965000            7966399            1400
         7966500            7967799            1300
         7967900            7968399             500
         7968500            7968999             500
         7970000            7970099             100
         7970200            7970999             800
         7971100            7971999             900
         7976500            7976699             200
         7980500            7980899             400
         7981000            7981099             100
         7981300            7981699             400
         7981800            7982199             400
         7982300            7982799             500
         7983000            7983399             400
         7983500            7983599             100
         7983700            7984099             400
         7984200            7984399             200
         7984500            7984999             500
         7985100            7985999             900
         7986100            7986199             100
         7986300            7986799             500
         7987000            7987199             200
         7987300            7987399             100
         7987500            7987899             400
         7988000            7988399             400
         7988500            7989799            1300
         7989900            7989999             100
         7990000            7992499            2500
         7992700            7992799             100
         7992900            7992999             100
         7993100            7993299             200
         7993400            7993699             300
         7994000            7994299             300
         7994600            7994699             100
         7994800            7995099             300
         7995200            7995499             300
         7997000            7997399             400
         7997700            7997799             100
         7998100            7998999             900
                                              36500
SUBTOTAL:
         9601000            9601999            1000
         9602500            9602599             100
         9603000            9603099             100
         9603200            9603999             800
         9605000            9609999            5000
                                               7000
SUBTOTAL:
         9690000            9691999            2000
         9693000            9696499            3500
                                               5500
SUBTOTAL:
                                              49000
TOTAL:

KB IMPULS NUMBERS

---------------------------------------------------
From             To                 Amount

         7900000            7906999            7000
         7908000            7909999            2000
         7922600            7922699             100
         7924400            7924499             100
         7926100            7926199             100
         7926500            7926599             100
         7927200            7927299             100
         7928100            7928199             100
         7928900            7929099             200
         7951600            7951699             100
         7952700            7952799             100
         7954400            7954499             100
         7955000            7955099             100
         7956700            7956799             100
         7958300            7958499             200
         7958700            7958799             100
         7959100            7959199             100
         7960400            7960499             100
         7960600            7960699             100
         7961700            7961799             100
         7963000            7963099             100
         7964900            7964999             100
         7966400            7966499             100
         7967800            7967899             100
         7968400            7968499             100
         7970100            7970199             100
         7971000            7971099             100
         7977000            7977999            1000
         7980000            7980499             500
         7980900            7980999             100
         7981100            7981299             200
         7981700            7981799             100
         7982200            7982299             100
         7982800            7982999             200
         7983400            7983499             100
         7983600            7983699             100
         7984100            7984199             100
         7984400            7984499             100
         7985000            7985099             100
         7986000            7986099             100
         7986200            7986299             100
         7986800            7986999             200
         7987200            7987299             100
         7987400            7987499             100
         7987900            7987999             100
         7988400            7988499             100
         7989800            7989899             100
         7992500            7992699             200
         7992800            7992899             100
         7993000            7993099             100
         7993300            7993399             100
         7993700            7993799             100
         7993800            7993999             200
         7994300            7994599             300
         7994700            7994799             100
         7995100            7995199             100
         7995700            7995999             300
         7996000            7996999            1000
         7997400            7997699             300
         7997800            7997999             200
         7998000            7998099             100
                                              18500
TOTAL:

THE BUYER SHALL:

1.3.1. Ensure furnishing to its subscribers of the whole set of the Products and Services specified hereunder and grant access to such services through its switching center.

1.3.2. Make timely and full payments for the Products and Services received through the telephone numbers connected hereunder.

1.3.3. Route the local, intercity and international traffic from the telephone sets of its subscribers with the Seller's numbers which are the subject of the present Agreement, through the switch nodes of the Seller.

1.4. The Parties on the mutual basis:

1.4.1. Undertake to conduct their activities in accordance with Federal Law "On Communications", "The Rules for Connection of Private and Dedicated Networks to the Public Telecommunications Network", approved by RF Governmental Order No. 1254 of October 19, 1996, and other communication regulations currently in effect.

1.4.2. Undertake to be responsible independently to State Committee for Communications and Information Technologies of the Russian Federation, to Gosglavsvyaznadzor of the Russian Federation, and to other state bodies for operation of their own communications means, subject to any licenses held by the Parties, including timely execution of any documents as regards such operation.

1.4.3. Undertake to follow all the regulations related hereto.

1.4.4. Undertake to inform each other of any type of maintenance and repair works to be carried out, as well as on emergency situations that may influence the Telecommunications Services furnished to the subscribers hereunder.

                        ARTICLE 2. TERM OF THE AGREEMENT
                         AND FURNISHING OF THE PRODUCTS
                                  AND SERVICES

The present Agreement shall become effective upon its signing. Its term of validity is given in Appendix 1 hereto.

                                ARTICLE 3. ORDER
                          FOR THE PRODUCTS AND SERVICES

The Seller shall provide the Buyer with the Products and Services described in Appendix 1, and, at the Buyer's separate requests, with additional Products and Services according to the Exhibits hereto.

                         ARTICLE 4. TERMS OF FURNISHING
                            THE PRODUCTS AND SERVICES

4.1. Hereby the Seller shall appoint the Buyer, subject to the terms and conditions hereof, as the Seller's attorney for further provision of the Products and Services, and the Buyer shall accept such appointment.

4.2. Throughout the term of the present Agreement, the Buyer shall be offered an opportunity to additionally purchase local Moscow numbers from the Seller, and in terms of the present Agreement the Seller undertakes to make sure that enough numbers are provided to the Buyer to sell them to all subscribers of the Buyer who wish to acquire the Buyer's cellular communications services.

KB Impuls and VimpelCom may redistribute, among themselves, any numbers connected hereunder, subject to a prior written notice to the Seller preceding such redistribution date by at least ten (10) days.

Such number shall be redistributed in batches of at least 100 numbers (from abc-X1X200 through abc-X1X299).

                    ARTICLE 5. PRICES, TARIFFS AND PAYMENTS

The current prices and tariffs for the Services that will be furnished as well as the terms and conditions of payments between the Parties, will be stipulated in Appendix 1 to the present Agreement.

                           ARTICLE 6. CONFIDENTIALITY

6.1. Unless the Disclosing Party otherwise consents in writing, any publication, access to and use of proprietary information disclosed by the Disclosing Party to the Receiving Party shall be restricted, throughout the period of validity of the present Agreement and for five (5) years upon its expiry, to those employees and officials of the Receiving Party who need to know such proprietary information as to enable the Receiving Party to perform its obligations hereunder in good faith.

The Receiving Party shall keep confidential any proprietary information disclosed to it with the same care it takes to protect its own confidential information, and shall in any case make sure that sufficient precautions are observed.

The Receiving Party shall not disclose any proprietary information to any third party without a prior written consent of the Disclosing Party nor shall the Receiving Party use such proprietary information for its own benefit or the benefit of such third party.

6.2. Obligations stipulated in Clause 6.1 above shall not apply to proprietary information which:

(1) has become publicly known through no fault of the Receiving Party;

(2) is already in legal possession of the Receiving Party without being subject to the provision of confidentiality between the Parties as described in Clause
6.1 above;

(3) has been disclosed in compliance with any compulsory resolution of a government agency or a court of law, provided the Receiving Party advises the Disclosing Party accordingly to the maximum extent possible prior to such disclosure.

6.3. All proprietary information disclosed hereunder shall be provided on a temporary basis solely to be used by the Parties in performance of their obligations hereunder.

6.4. Either Party receiving any written proprietary information of the other Party shall, on receipt of a written notice of the Party that disclosed the information, forthwith return the original and any copies of such received information to its proprietor.

6.5. Any public statements concerning the present Agreement and its execution, including press releases, shall be agreed by the Parties before those are made available for publication, except any cases when such publication is mandated to the respective Party by any regulations, obligations, and rules applicable thereto.

                   ARTICLE 7. RESPONSIBILITIES OF THE PARTIES

The Parties shall be liable for non-observance of the terms of the present Agreement and Appendices and/or Supplementary Agreements hereto under the applicable law of the Russian Federation and provisions of the present Agreement.

                             ARTICLE 8. GUARANTEES,
                             RECIPROCAL PROTECTION,
                            LIMITATION OF LIABILITY

8.1. Neither the Seller nor any third parties furnishing the Products and Services shall grant any other express or implied guarantees, including, without limitations, guarantees of fitness for any specific purpose, except for those explicitly specified herein.

The Parties understand that the present section shall apply to the Buyer and its subscribers of the Products and Services.

8.2. The Seller shall not be liable for any damage, losses, claims or other expenses incurred by the Buyer or any third party through any actions or omissions, responsibility for which lies with the Buyer, its employees, agents, other representatives or visitors, and the Buyer hereby agrees to indemnify and keep the Seller harmless from such losses, damage, claims or other expenses.

Similarly, the Buyer shall not be liable for any damage, losses, claims and other expenses incurred by the Seller or any third party through actions or omissions, responsibility for which lies with the Seller, its employees, agents, or other representatives, and the Seller agrees to indemnify and keep the Buyer harmless from such losses, damage, claims or other expenses.

The above mutual obligations shall remain in effect till expiry or early termination of the present Agreement.

8.3. Neither Party shall be responsible to the other Party for any lost profit or other indirect losses incurred by the other Party hereof or any third party and caused by or arising from fulfillment or non-fulfillment by the first Party of its obligations hereunder.

8.4. The Buyer shall bear full responsibility for use of the Products and Services supplied by the Seller and shall keep the Seller harmless from any claims arising from any improper use of the Products and Services by the Buyer.

                            ARTICLE 9. FORCE MAJEURE

9.1. The Parties shall not be held liable for any delayed fulfillment or non-fulfillment of their obligations hereunder if such delays or non-fulfillment are caused by circumstances beyond control of the Parties including: war (including civil war), riots, sabotage, embargo, fires, floods and other natural calamities, explosions, actions or inactions of the Russian government and other governments, strikes; any such circumstances shall be regarded as Force Majeure.

The Parties shall inform each other in writing immediately upon becoming aware of any event of Force Majeure that delays or otherwise affects their performance hereunder.

9.2. The Parties shall not be held liable for any damage, losses, claims and other expenses which they may incur by reason of any such Force Majeure event.

9.3. If any Force Majeure event makes the performance hereof impossible for more than one hundred eighty (180) days, either Party shall be entitled to terminate the present Agreement by a 30-day written notice to the other Party.

                             ARTICLE 10. ARBITRATION

10.1. In case of any differences between the Seller and the Buyer arising from or related to the present Agreement or performance or non-performance by a Party of its obligations hereunder, the Parties undertake to use their best efforts to settle such differences amicably through negotiations, to be conducted by respective General Directors or authorized representatives.

10.2. In case such differences cannot be resolved by negotiation in one month, the dispute shall be referred to the Moscow Court of Arbitration according to the procedure established by the effective law of the Russian Federation.

                             ARTICLE 11. TERMINATION

11.1. If either Party commits a material breach of its obligations or other provisions of the present Agreement, the other Party shall be entitled to terminate the present Agreement, provided such breach or default has not been cured within thirty (30) days upon receipt of written notice of such breach or default by the breaching Party, unless another procedure is established hereby.

Upon termination of the present Agreement, the Seller shall cease furnishing the Products and Services to the Buyer, and the Buyer shall cease using such Products and Services.

11.2. If either Party terminates the present Agreement for any material breach by the other Party of its obligations hereunder, the Buyer shall pay the Seller any amount due for the Products and Services used prior the termination date hereof, and the Seller shall take delivery from the Buyer of any property belonging to the Seller. The above shall not release the respective Party from other liabilities under the effective legislation.

11.3. Before the expiry of the term indicated in Appendix 1 hereto, the Buyer may refuse the Products and Services, in part of in full, unilaterally and without recourse to courts; to that end, the Buyer shall be obliged to notify the Seller in writing of its intention to terminate the Agreement at least twelve (12) months in advance of the proposed termination date, or of its intention to partially refuse its performance at least three (3) months in advance of the proposed refusal date, which shall constitute no breach hereof by the Buyer.

The Buyer shall return numbering capacity in batches of 500 (Five Hundred) numbers (from abc-X(1)X(2)00 through abc-X(1)X(2)99).

                               ARTICLE 12. NOTICES

Except for cases expressly specified in the present Agreement, all notices required or permitted hereunder shall be forwarded in writing to the following addresses:

IF TO TELEROSS LLC:

P.O. Box 19, E-250,
12 Krasnokazarmennaya Street, Moscow 111250
Attention: Director General
Telephone: 787-1000
Fax:       787-3388

IF TO VYMPEL-COMMUNICATIONS OJSC:

Structure 14, Building 10,
8th March Street, Moscow 125083
Attention: Director General
Telephone: 212-0512
Fax:       214-0962

IF TO KB IMPULS OJSC:

18 Lesnoryadsky Per., Moscow 125083
Attention: Executive Director
Telephone: 743-0008
Fax:       747-9997

Either Party shall notify the other Party of any changes in its address in the manner described above.

Any notices that may be related to any amendment or termination of this Agreement shall be sent by certified mail.

                        ARTICLE 13. WAIVER, SEVERABILITY

Should any provision of the present Agreement become invalid or inconsistent with the effective legislation of the Russian Federation, the remainder hereof shall remain valid.

In such case, on demand of either Party, the Parties shall enter into bona fide negotiations in order to replace such invalid provisions with a provision consistent with the effective legislation and matching the intent of the provision it replaces as close as possible.

                          ARTICLE 14. GOVERNING LAW

The Parties shall construe and perform the present Agreement according to the effective law of the Russian Federation.

                             ARTICLE 15. ASSIGNMENTS

Except for cases specified herein, neither the Seller not the Buyer shall assign, transfer or otherwise dispose of the present Agreement or any rights and obligations arising from the same without a prior written consent of the other Party hereto.

                        ARTICLE 16. PROVISIONS PERTAINING
                          TO TRADE NAME AND TRADE MARK

The Buyer shall acknowledge all rights of the Seller to all trade names, trade marks and service names used for the Products and Services.

The Buyer's right to use any trade name and/or trade mark of the Seller is subject to the Seller's consent.

                          ARTICLE 17. ENTIRE AGREEMENT

17.1. The present Agreement, including all appendices and exhibits hereto, shall constitute the entire agreement between the Seller and the Buyer with regard to its subject matter and shall supersede any previous arrangements pertaining to the same, written or oral.

Any amendments to the present Agreement may only be made in writing and shall be signed by all the contracting Parties.

17.2. The Parties warrant that they have valid authority to enter into this Agreement; the persons signing the Agreement have been fully authorized to perform the said actions; all actions, conditions, and requirements enabling the Parties to validly execute this Agreement, exercise their rights and perform their obligations hereunder, have been duly performed and observed.

17.3. Concurrently with the present Agreement or at a later date, the Parties may adopt and execute Exhibits to the same describing all terms and conditions that may supplement, amend, modify or replace any terms and conditions hereof.

Such Exhibits shall be deemed integral parts of the present Agreement, and the terms and conditions of such Exhibits shall prevail.

In witness hereof the Parties have caused the present Agreement to be executed by their duly authorized representatives, in English and in Russian, in 3 copies, one for Seller and two for Buyer. In case of non-coincidence of the meanings of texts the Russian version has priority.

 OJSC VYMPEL-           TELEROSS                     KB IMPULS
COMMUNICATIONS          LLC                          OJSC

------------------      --------------------         -------------------
Signature               Signature                    Signature

------------------      --------------------         -------------------
Name                    Name                         Name

------------------      --------------------         -------------------
Title                   Title                        Title